                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 30, 1999



                         ICF KAISER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-12248                          54-1437073
       (Commission file number)     (IRS Employer Identification Number)


                    9300 Lee Highway, Fairfax, VA 22031-1207
                    (Address of principal executive offices)



                  Registrant's telephone number: (703) 934-3600

                                9300 Lee Highway
                                Fairfax, VA 22031
          (Former name or former address, if changed since last Report)

                         Exhibit Index located on page 3

ITEM 2.  DISPOSITION OF ASSETS

     On June 30, 1999, ICF Kaiser International, Inc. (the Company) completed the sale of its Consulting Group. The Company sold 90 percent of the Consulting Group to the Group's management and CM Equity Partners, L.P. (CMEP) for $64 million in cash plus $6.6 million of interest-bearing notes. The parent company, ICF Kaiser International, Inc., retains the 10 percent balance of ownership in the new and independent consulting company, ICF Consulting Group, Inc.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

     See page 3 for a listing of the pro forma financial information submitted as part of this Report.

(c)  Exhibits

     Recapitalization Agreement among ICF Kaiser International, Inc., ICF Consulting Group Holdings, LLC and Clement International Corporation dated May 21, 1999

     See page 3 for a listing of the exhibits submitted as part of this Report.









                                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ICF KAISER INTERNATIONAL, INC.


                                      By
                                      Name:   Timothy P. O'Connor
                                      Title:  Senior Vice President and
                                                Chief Financial Officer

Date:  July 15, 1999

               INDEX TO FINANCIAL STATEMENTS AND EXHIBITS INCLUDED
                                AS PART OF ITEM 7




                                                                   Page

(b)    Pro forma Financial Statements

       (i)      Explanatory Notes                                     4

       (ii) ICF Kaiser International, Inc. Unaudited Pro Forma Consolidated Condensed Balance Sheet as of
                March 31, 1999                                        5

       (iii) ICF Kaiser International, Inc. Unaudited Pro Forma Consolidated Condensed Statement of Operations
                for the Three Months Ended March 31, 1999             6

       (iv)     ICF Kaiser International, Inc. Pro Forma
                Consolidated Condensed Statement of Operations
                for the Year Ended December 31, 1998                  7

       (v)      Notes to the Pro Forma Financial Information          8


(c)    Exhibits

       99 Recapitalization Agreement dated May 21, 1999, among ICF Kaiser International, Inc., ICF Consulting Group Holdings, LLC and Clement International Corporation

PRO FORMA FINANCIAL STATEMENTS - EXPLANATORY NOTES


     On June 30, 1999, ICF Kaiser International, Inc. (the Company) completed the sale of its Consulting Group. The Company sold 90 percent of the Consulting Group to the Group's management and CM Equity Partners, L.P. (CMEP) for $64 million in cash plus $6.6 million of interest-bearing notes. The parent company, ICF Kaiser International, Inc., retains the 10 percent balance of ownership in the new and independent consulting company, ICF Consulting Group, Inc.

     On April 9, 1999, ICF Kaiser International, Inc. sold the majority of the active contracts and investments of its Environment and Facilities Management Group (EFM) to The IT Group, Inc. (IT) for a cash purchase price of $82 million, less $8 million retained by IT for EFM's working capital requirements. The Company also transferred a substantial number of EFM employees to IT as well as certain interests in operating leases. The Company retained its 50% ownership interest in the Kaiser-Hill subsidiary which was formerly part of the EFM Group. As part of the transaction, the IT Group assumed certain obligations and liabilities associated with the EFM operations.

     The accompanying pro forma consolidated balance sheet as of March 31, 1999 reflects the sale of the EFM and Consulting Groups as if the transactions had occurred on March 31, 1999. The accompanying pro forma statement of operations for the three months ended March 31, 1999 and the year ended December 31, 1998, reflect the sale of the EFM and Consulting Groups as if the transactions had occurred on January 1, 1999 and January 1, 1998, respectively.

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 1999
(In Thousands)

                                                                                     Pro Forma Adjustments
                                                                  Actual         -------------------------------          Pro Forma
                                                                 March 31,      Sale of              Sale of              March 31,
                                                                   1999           EFM                   CG                  1999
                                                                -----------     ----------           ----------          -----------
                                                                (unaudited)
Assets
Current Assets
    Cash and cash equivalents                                    $  14,282      $       -  1,3       $  40,300  4,6      $   54,582
    Contract receivables, net                                      214,312              -                    -              214,312
    Prepaid expenses and other current assets                       13,831              -                    -               13,831
    Restricted cash                                                      -         10,000   3           12,900   6           22,900
    Notes receivable                                                     -              -                3,000   4            3,000
    Deferred income taxes                                           34,205        (24,603)  1           (9,602)  4               -
    Net assets of discontinued operations                           66,458        (47,242) 1,2         (19,216)  5               -
                                                                 ---------      ---------            ---------           ----------
            Total Current Assets                                   343,088        (61,845)              27,382              308,625
                                                                 ---------      ---------            ---------           ----------

Fixed Assets
    Furniture, equipment, and leaseholds                            17,498              -                    -               17,498
    Less depreciation and amortization                             (13,184)             -                    -              (13,184)
                                                                 ---------      ---------            ---------           ----------
                                                                     4,314              -                    -                4,314
                                                                 ---------      ---------            ---------           ----------

Other Assets
    Goodwill, net                                                   22,967              -               (2,205)  5           20,762
    Investments in and advances to affiliates                        7,708              -                1,785   7            9,493
    Capitalized software development costs                           1,533              -                    -                1,533
    Notes receivable                                                     -              -                6,550   4            6,550
    Other                                                           12,119         (1,151) 10                -               10,968
                                                                 ---------      ---------            ---------           ----------
                                                                    44,327         (1,151)               6,130               49,306
                                                                 ---------      ---------            ---------           ----------

                   Total Assets                                  $ 391,729      $ (62,996)           $  33,512           $  362,245
                                                                ==========      ==========           =========           ==========

Liabilities and Shareholders' Equity (Deficit)
Current Liabilities
    Debt currently payable                                       $  36,876      $ (36,876)  3        $       -           $        -
    Accounts payable                                               168,036        (24,348) 2,3         (10,131)  6          133,557
    Accrued salaries and benefits                                   31,231         (2,500)  3                -               28,731
    Other accrued expenses                                          59,162        (12,474) 1,3               -               46,688
    Deferred revenue                                                13,037              -                    -               13,037
    Income taxes payable                                             2,422              -                2,513   4            4,935
                                                                 ---------      ---------            ---------           ----------
            Total Current Liabilities                              310,764        (76,198)              (7,618)             226,948

Long-term Liabilities
    Long-term debt                                                 137,610              -                    -              137,610
    Other                                                            8,704              -                    -                8,704
                                                                 ---------      ---------            ---------           ----------
            Total Liabilities                                      457,078        (76,198)              (7,618)             373,262
                                                                 ---------      ---------            ---------           ----------

Commitments and Contingencies

Minority Interest                                                    2,582              -                    -                2,582


Shareholders' Equity (Deficit)
    Preferred stock                                                      -              -                    -                    -
    Common stock, par value $.01 per share:
       Authorized-90,000,000 shares
       Issued and outstanding-23,790,995 shares                        238              -                    -                  238
    Additional paid-in capital                                      75,218              -                    -               75,218
    Notes receivable collateralized by common stock                      -              -                    -                    -
    Accumulated deficit                                           (140,476)        13,202   1           41,130  4,7         (86,144)
    Accumulated other comprehensive income (loss)                   (2,911)             -                    -               (2,911)
                                                                 ---------      ---------            ---------           ----------
           Total Shareholders' Equity (Deficit)                    (67,931)        13,202               41,130              (13,599)
                                                                 ---------      ---------            ---------           ----------

                   Total Liabilities and Shareholders' Equity    $ 391,729      $ (62,996)           $  33,512           $  362,245
                                                                 =========      ==========           =========           ==========

ICF KAISER INTERNATIONAL, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations

Three Months Ended March 31, 1999
(In thousands, except share amounts)



                                                                    Actual Results      Pro Forma Adjustments      Pro Forma Results
                                                                    for the three      -----------------------       for the three
                                                                     months ended       Sale of       Sale of        months ended
                                                                    March 31, 1999        EFM           CG          March 31, 1999
                                                                    --------------    ----------     ----------    -----------------
                                                                      (unaudited)
Gross Revenue                                                         $   225,497      $       -     $       -         $   225,497
    Subcontract and direct material costs                                (162,858)             -             -            (162,858)
    Equity in net income of unconsolidated subsidiaries                     1,520              -             -               1,520
                                                                      -----------      ---------     ---------         -----------

Service Revenue                                                            64,159              -             -              64,159

Operating Expenses
    Direct labor and fringe benefits                                       48,459              -             -              48,459
    Group overhead                                                         10,937              -             -              10,937
    Corporate general and administrative                                    3,804              -             -               3,804
    Depreciation and amortization                                           1,481           (433) 9        (96) 9              952
    Severance and restructuring charges                                         -              -             -                   -
    Other unusual charges                                                     895              -             -                 895
                                                                      -----------      ---------     ---------         -----------

Operating Income (Loss)                                                    (1,417)           433            96                (888)

Other Income (Expense)
    Interest income                                                           268              -             -                 268
    Interest expense                                                       (5,852)         1,126  8          -              (4,726)
                                                                      -----------      ---------     ---------         -----------

Income (Loss) From Continuing Operations Before Income Taxes,
      Minority Interest and Extraordinary Item                             (7,001)         1,559            96              (5,346)
    Income tax provision (benefit)                                         (1,020)             -             -              (1,020)
                                                                      -----------      ---------     ---------         -----------

Income (Loss) From Continuing Operations Before Minority
      Interest and Extraordinary Item                                      (5,981)         1,559            96              (4,326)
    Minority interest in net income of subsidiaries                         2,082              -             -               2,082
                                                                      -----------      ---------     ---------         -----------

Income (Loss) From Continuing Operations before
      Extraordinary Item                                                   (8,063)         1,559            96              (6,408)

Discontinued Operations
     Income (Loss) from operations of discontinued operations
       (net of tax)                                                         2,344           (855) 2     (1,489) 5                -
     Gain (Loss) on Sale of discontinued operations (net of tax)                -         15,368  1     43,002 4,7          58,370
                                                                      -----------      ---------     ---------         -----------
Income (Loss) before Extraordinary Item                                    (5,719)        16,072        41,609              51,962

    Extraordinary Item (net of tax)                                             -            838 10          -                 838
                                                                      -----------      ---------     ---------         -----------

Net Income (Loss)                                                     $    (5,719)     $  15,234     $  41,609         $    51,124
                                                                      ===========      =========     =========         ===========
Basic and Fully Diluted Earnings (Loss) Per Share

Income (Loss) From Continuing Operations                              $     (0.34)     $    0.06     $       -         $      (.27)

Discontinued Operations                                                      0.10           0.60          1.72                2.43

Extraordinary Item                                                              -          (0.03)            -               (0.03)
                                                                      -----------      ---------     ---------         -----------

Net Income (Loss)                                                     $     (0.24)     $    0.63     $    1.72         $      2.13
                                                                      ===========      =========     =========         ===========

Weighted average shares for basic and fully diluted
  earnings (loss) per share                                                24,068         24,068        24,068              24,068
                                                                      ===========      =========     =========         ===========

ICF KAISER INTERNATIONAL, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations

Year Ended December 31, 1998
(In thousands, except share amounts)


                                                                                Pro Forma Adjustments
                                                          Actual Results     ----------------------------       Pro Forma Results
                                                        for the year ended      Sale of        Sale of         for the year ended
                                                         December 31, 1998        EFM             CG            December 31, 1998
                                                       --------------------- -------------   ------------      -------------------
Gross Revenue                                                 $ 1,210,421     $ (105,306) 2   $ (105,223) 5     $   999,892
    Subcontract and direct material costs                        (794,794)        53,362  2       24,769  5        (716,663)
    Provision for contract losses                                 (76,210)             -               -            (76,210)
    Equity in net income of unconsolidated subsidiaries             6,045           (600) 2            -              5,445
                                                              -----------    -----------     -----------        -----------

Service Revenue                                                   345,462        (52,544)        (80,454)           212,464

Operating Expenses
    Direct labor and fringe benefits                              282,562        (26,553) 2      (37,672) 5         218,337
    Group overhead                                                 92,151        (18,863) 2      (29,281) 5          44,007
    Corporate general and administrative                           22,983           (945) 2       (5,025) 5          17,013
    Depreciation and amortization                                   9,048         (1,788) 2,9       (988) 5,9         6,272
    Severance and restructuring charges                             9,407              -               -              9,407
    Other unusual charges                                           7,672              -               -              7,672
                                                              -----------    -----------     -----------        -----------

Operating Income (Loss)                                           (78,361)        (4,395)         (7,488)           (90,244)

Other Income (Expense)
    Interest income                                                 1,539              -               -              1,539
    Interest expense                                              (20,279)         1,283 8           711 5          (18,285)
                                                              -----------    -----------     -----------        -----------

Income (Loss) from Continuing Operations Before Income
      Taxes, Minority Interest, Extraordinary Item,
      and Cumulative Effect of Accounting Change                  (97,101)        (3,112)         (6,777)          (106,990)
    Income tax provision (benefit)                                (11,357)             -               -            (11,357)
                                                              -----------    -----------     -----------        -----------

Income (Loss) from Continuing Operations Before
      Minority Interest, Extraordinary Item, and
      Cumulative Effect of Accounting Change                      (85,744)        (3,112)         (6,777)           (95,633)
    Minority interest in net income of subsidiaries                 7,698              -               -              7,698
                                                              -----------    -----------     -----------        -----------

Income (Loss) from Continuing Operations
      Before Extraordinary Item and Cumulative
      Effect of Accounting Change                             $   (93,442)   $    (3,112)    $    (6,777)       $  (103,331)

Discontinued Operations
     Gain (Loss) on Sale of discontinued
     operations (net of tax)                                            -         14,537 1        41,105 4,7         55,642
                                                              -----------    -----------     -----------        -----------


Income (Loss) Before Extraordinary Item and
      Cumulative Effect of Accounting Change                  $   (93,442)   $    11,425     $    34,328        $   (47,689)

Basic and Fully Diluted Earnings (Loss) Per Share

Income (Loss) from Continuing Operations
      Before Extraordinary Item
      and Cumulative Effect of Accounting Change              $     (3.87)   $     (0.13)    $     (0.28)       $     (4.28)

Discontinued Operations                                                 -           0.60            1.71               2.31
                                                              -----------    -----------     -----------        -----------

Income (Loss) Before Extraordinary Item and
      Cumulative Effect of Accounting Change                  $     (3.87)   $      0.47     $      1.43        $     (1.97)
                                                              ===========    ===========     ===========        ===========

Weighted average shares for basic and fully
      diluted earnings (loss) per share                            24,092         24,092          24,092             24,092
                                                              ===========    ===========     ===========        ===========


Notes to the Pro Forma Financial Information:

1)   To record the sale of EFM for $82,000, less guaranteed working capital of $8,000 for net cash proceeds totaling $74,000.
2) To record the removal of EFM's net assets and results of operations for the respective periods from the books and records.
3)   To record the use of the $74,000 EFM cash proceeds as follows:
         $36,876   to pay off the outstanding balance on the revolving line of credit
          10,844   to pay trade accounts payable
           2,500   to pay deferred salaries and related costs
          11,724   to pay other accrued expenses, primarily related to
                     settlements on the Nitric Acid projects
          10,000   to collateralize outstanding letters of credit
           2,056   to pay commissions and professional fees associated with
                     closing the EFM sale
         -------
         $74,000
         =======
4)   To record the sale of 90% of the Consulting Group for $70,550 plus a
     $3,000 adjustment of working capital in exchange for $64,000 in cash, $3,000 in a short-term promissory note, and $6,550 in long-term notes.
5) To record the removal of the Consulting Group's net assets and results of operations for the respective periods from the books and records.
6)   To record the use of the $64,000 in Consulting Group cash proceeds as follows:
         $10,000   to pay trade accounts payable
          12,900   to collateralize additional outstanding letters of credit
             800   to pay commissions and professional fees associated with
                     closing the Consulting Group sale
          40,300   retained cash
         -------
         $64,000
         =======
7) To reclassify the remaining 10% ownership in the Consulting Group as an equity investment.
8) To reflect the pro forma reduction to interest expense as if the cash proceeds from the sales had first been used to pay off the revolving debt as of the beginning of the period.
9) To reflect the pro forma reduction in depreciation and amortization expense as if the goodwill and other depreciable assets had been written off as of the beginning of the period.
10) To record the write-off of the debt issuance costs related to the extinguished credit facility.